SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         August 13, 2003

CARAUSTAR INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-20646	58-1388387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Joe Jerkins Boulevard

Austell, Georgia 30106-3227

(Address of Principal Executive Offices)

(Zip Code)

(770) 948-3101

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 7.    Financial Statements and Exhibits.

(c) The following exhibits are filed as part of this report.

Exhibit 99.1–Press Release issued July 29, 2003

Exhibit 99.2–Transcript of Webcast held July 29, 2003

Exhibit 99.3–Press Release issued August 13, 2003

Exhibit 99.4–Revised Supplemental Financial Information

Item 9.    Regulation FD Disclosure; and

Item 12.  Results of Operations and Financial Condition.

On July 29, 2003, Caraustar Industries, Inc. (the “Corporation”) issued a press release and held a webcast regarding its financial results for the second quarter of 2003. Subsequently, on August 13, 2003, the Corporation issued a press release correcting certain information in the July 29, 2003 release. Copies of the July 29 press release and webcast and the August 13 press release are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference herein. In addition, the Corporation has attached as Exhibit 99.4 (which is incorporated by reference herein) revised financial disclosure that corrects certain supplemental information furnished as part of Exhibit 99.2 to the Current Report on Form 8-K filed August 5, 2003 in conjunction with the Corporation’s July 29 press release and webcast.

The information being furnished in this report (including Exhibits 99.1 through 99.4) is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARAUSTAR INDUSTRIES, INC.

Date: August 13, 2003	By:	/s/ RONALD J. DOMANICO

Ronald J. Domanico Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Exhibit No.

Press Release issued July 29, 2003	99.1

Transcript of Webcast held July 29, 2003	99.2

Press Release issued August 13, 2003	99.3

Revised Supplemental Financial Information	99.4

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